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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-35441 and 333-35467) of Andataco, Inc. of our report dated January 13, 1999 appearing on page F-1 of this Form 10-K.



PricewaterhouseCoopers LLP

San Diego, California
January 27, 1999